SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [|X|] Filed by a Party other than the Registrant [ ] Check the appropriate box:
[   ]  Preliminary Proxy Statement           [  ] Confidential, for Use of the
                                                  Commission Only (as permitted
                                                  by Rule 14a-6(e)(2))
[|X|]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    NEXT GENERATION TECHNOLOGY HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
        [|X|]    No fee required.
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        2)       Aggregate number of securities to which transaction applies:

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                 computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
        4)       Proposed maximum aggregate value of transaction:

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        [  ]     Fee paid previously with preliminary materials:

        [  ]     Check box if any part of the fee is offset as provided by
                 Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)       Amount Previously Paid:

        2)       Form, Schedule or Registration Statement No.:

        3)       Filing Party:

        4)       Date Filed:

                    NEXT GENERATION TECHNOLOGY HOLDINGS, INC.
                         33 CITY CENTRE DRIVE, SUITE 364
                       MISSISSAUGA, ONTARIO CANADA L5B 2N5


Dear Shareholder:

You are cordially invited to attend the annual meeting of the shareholders of Next Generation Technology Holdings, Inc., a Delaware corporation (the "Company") to be held at 10:30 a.m. on September 19, 2002 (the "Annual Meeting"), at Fraunces Tavern located at 54 Pearl Street, New York, New York 10004. A Notice of Annual Meeting of Shareholders, Proxy Statement and proxy card are enclosed for your review. All holders of shares of common stock of the Company as of the close of business on August 7, 2002 (the record date), are entitled to notice of, and to vote at, the Annual Meeting.

The business of the Annual Meeting is to: (i) elect the Board of Directors for the ensuing year; (ii) approve the appointment of Grassi & Co. as independent accountants of the Company for the fiscal year ending December 31, 2002, and
(iii) consider and transact such other business as may properly and lawfully come before the Annual Meeting.

While shareholders may exercise their right to vote their shares in person, we recognize that many shareholders may not be able to attend the Annual Meeting. Accordingly, we have enclosed a proxy which will enable you to vote your shares on the issues to be considered at the Annual Meeting even if you are unable to attend. All you need to do is mark the proxy to indicate your vote, date and sign the proxy, and return it in the enclosed postage-paid envelope as soon as conveniently possible. If you desire to vote in accordance with management's recommendations, you need not mark your votes on the proxy but need only sign, date and return the proxy in the enclosed postage-paid envelope in order to record your vote.

If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy in your name.

                                             Sincerely,

                                             /s/ Donald C. Schmitt
                                             ---------------------
August 16, 2002                              Chairman of the Board

                    NEXT GENERATION TECHNOLOGY HOLDINGS, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 19, 2002

        TO THE SHAREHOLDERS OF NEXT GENERATION TECHNOLOGY HOLDINGS, INC.:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Next Generation Technology Holdings, Inc. (the "Company"), will be held at 10:30 a.m. on September 19, 2002, at Fraunces Tavern located at 54 Pearl Street, New York, New York 10004, for the following purposes:

     1. To elect the Board of Directors of the Company for the ensuing year and until their successors are duly elected and qualified;

     2. To approve the appointment of Grassi & Co. as independent accountants of the Company for the fiscal year ending December 31, 2002; and

     3. To consider and transact such other business as may properly and lawfully come before the Annual Meeting or any adjournment thereof.

All of the foregoing is more fully set forth in the Proxy Statement accompanying this Notice.

The Board of Directors has fixed the close of business on August 7, 2002, as the record date for the determination of the shareholders entitled to notice of and to vote at the annual meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock on the record date are entitled to vote at the meeting. A list of such shareholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the office of the Secretary of the Company at the above address.

If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy in your name.

You can ensure that your shares are voted at the meeting by signing and dating the enclosed proxy and returning it in the envelope provided. Sending in a signed proxy will not affect your right to attend the meeting and to vote in person. You may revoke your proxy at any time before it is voted by notifying Continental Stock Transfer & Trust Company in writing before the meeting, or by executing a subsequent proxy, which revokes your previously executed proxy. The address for the Continental Stock Transfer & Trust Company is 17 Battery Place, New York, New York 10004.

WHETHER OR NOT YOU EXPECT TO ATTEND, WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                             By Order of the Board of Directors
August 16, 2002                              /s/ Donald C. Schmitt
                                             ---------------------
                                             Chairman of the Board

                         ANNUAL MEETING OF SHAREHOLDERS
                               SEPTEMBER 19, 2002

                                 PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of Next Generation Technology Holdings, Inc. (the "Company") for the annual meeting of shareholders (the "Annual Meeting") to be held at 10:30 a.m. on September 19, 2002 at Fraunces Tavern, located at 54 Pearl Street, New York, New York 10004, or any adjournment or adjournments thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. These proxy solicitation materials were mailed on or about August 21, 2002 to all shareholders entitled to vote at the meeting.

                               GENERAL INFORMATION

RECORD DATE; OUTSTANDING SHARES

Only shareholders of record at the close of business on August 7, 2002 (the "Record Date"), are entitled to receive notice of and to vote at the Annual Meeting. The outstanding voting securities of the Company as of August 7, 2002 consisted of 11,908,002 shares of common stock, $.01 par value. For information regarding stock ownership by management and holders of more than 5% of the outstanding common stock, see "Securities Ownership of Certain Beneficial Owners and Management."

VOTING OF PROXIES AND REVOCABILITY

All shares presented by properly executed proxies will be voted in accordance with the specifications on the proxy. IF NO SUCH SPECIFICATIONS ARE MADE ON AN EXECUTED PROXY, THE PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINESS FOR DIRECTORS LISTED UNDER THE CAPTION "ELECTION OF DIRECTORS"; AND FOR THE APPOINTMENT OF GRASSI & CO. AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002. A stockholder who has given a proxy pursuant to this proxy solicitation may revoke it at any time before it is exercised by giving written notice thereof prior to the meeting to the Company's transfer agent, Continental Stock Transfer & Trust Company, or by signing and returning a later dated proxy, or by voting in person at the meeting. Sending in a signed proxy will not affect a stockholder's right to attend the meeting and vote in person. However, mere attendance at the meeting will not, in and of itself, have the effect of revoking the proxy.

The Company has not received any shareholder proposals for inclusion in this proxy statement. If any other matter or matters are properly presented for action at the meeting, the persons named in the enclosed proxy card and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, unless such authorization is withheld.

If you would like to attend the meeting and your shares are held by a broker, bank or other nominee, you must bring to the meeting a recent brokerage statement or a letter from the nominee confirming your beneficial ownership of the shares. You must also bring a form of personal identification. In order to vote your shares at the meeting, you must obtain from the nominee a proxy in your name.

REQUIRED VOTE

The holder of each outstanding share of common stock as of the record date is entitled to one vote on each matter to be voted on at the Annual Meeting. With respect to the election of directors, the holder of each outstanding share of common stock as of the record date is entitled to one vote for as many persons as there are directors to be elected, however shareholders do not have a right to cumulate their votes for directors. The candidates for election as directors and the election for the appointment of Grassi & Co., as the Company's independent accountants, will be elected by the affirmative vote of a majority of the shares of common stock present in person or by proxy and actually voting at the meeting. The affirmative vote of a majority of shares of common stock of the Company voted at the meeting in person or by proxy is required for any matter that may properly come before the meeting.

THE MATTERS TO BE CONSIDERED AT THE MEETING ARE OF GREAT IMPORTANCE AND THE SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY AND TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

SOLICITATION OF PROXIES

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone, telecopy, or electronic mail. We have hired Continental Stock Transfer & Trust Company to assist in the solicitation process. The Company estimates the cost of solicitation to be $1,800.00.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting, who will determine whether or not a quorum is present. The presence in person or by proxy of shareholders entitled to vote a majority of the outstanding shares of common stock will constitute a quorum. Shares represented by a proxy or in person at the meeting, including shares represented by proxies that reflect abstentions, will be counted as present in the determination of a quorum. An abstention as to any particular matter, however, does not constitute a vote "for" or "against" such matter. "Broker non-votes" (i.e. where a broker or nominee submits a proxy specifically indicating the lack of discretionary authority to vote on a matter) will be treated in the same manner as abstentions.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 2002 annual meeting must be received by the Company no later than June 15, 2003 in order to be included in the proxy statement and form of proxy relating to that meeting. Any such proposal should be addressed to the Company's Secretary and delivered to the Company's principal executive offices at 33 City Centre Drive, Suite 364, Mississauga, Ontario Canada L5B 2N5.

ANNUAL REPORT

The Company's Annual Report to Shareholders is enclosed with this Proxy Statement. The Annual Report contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and should not be considered to be part of the proxy soliciting materials.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS


Eight Directors, constituting the entire Board of Directors of the Company, are to be elected at the meeting to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Unless such authority is withheld, proxies will be voted for election of the eight persons named below, all of whom are now serving as Directors of the Company.

Nominees for election to the Company's Board of Directors are as follows:

          -          Donald C. Schmitt
          -          Carl W. Pahapill
          -          Thomas J. Guinan
          -          John H. Wyant
          -          Edward R. Sousa
          -          Michael P. Schall
          -          Alex Kalpaxis
          -          Russell D. Glass

Unless authorization is withheld, the persons named, as proxies will vote FOR the election of the nominees of the Board of Directors named above. Each nominee has agreed to serve if elected. In the event that any nominee shall unexpectedly be unable to serve, the proxies will be voted for such other person as the Board of Directors may designate.

During the year ended December 31, 2001, the Board of Directors met three times. All directors attended at least 75% of the meetings.

SHAREHOLDER VOTE REQUIRED

The affirmative vote of a majority of shares of common stock present in person or by proxy at the Annual Meeting will be required to approve the appointment of each director.

           THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information regarding the directors, including the nominees and executive officers of the Company:

--------------------------- ---------- -----------------------------------------
Name                        Age        Position
--------------------------- ---------- -----------------------------------------
--------------------------- ---------- -----------------------------------------
Donald C. Schmitt           71         Chairman of the Board of Directors and
                                       Chief Financial Officer

--------------------------- ---------- -----------------------------------------
--------------------------- ---------- -----------------------------------------
Carl W. Pahapill            43         President, Chief Executive Officer and
                                       Director

--------------------------- ---------- -----------------------------------------
--------------------------- ---------- -----------------------------------------
Marc E. Smith               32         Executive Vice President - Operations
--------------------------- ---------- -----------------------------------------
--------------------------- ---------- -----------------------------------------
Thomas J. Guinan            65         Director
--------------------------- ---------- -----------------------------------------
--------------------------- ---------- -----------------------------------------
John H. Wyant               55         Director
--------------------------- ---------- -----------------------------------------
--------------------------- ---------- -----------------------------------------
Edward R. Sousa             44         Director
--------------------------- ---------- -----------------------------------------
--------------------------- ---------- -----------------------------------------
Michael P Schall            48         Director

--------------------------- ---------- -----------------------------------------
--------------------------- ---------- -----------------------------------------
Alex Kalpaxis               46         Director
--------------------------- ---------- -----------------------------------------
--------------------------- ---------- -----------------------------------------
Russell D. Glass            39         Director
--------------------------- ---------- -----------------------------------------

The directors hold office until the next annual meeting of Stockholders and until their successors have been elected and qualified, unless the Director dies, resigns, or is removed from office. Executive officers hold office until their successors are chosen and qualified, subject to earlier removal by the Board of Directors. There are currently eight Directors on the Company's Board of Directors. Set forth below is a biographical description of each Director and Officer of the Company:

           DONALD C. SCHMITT has been a director of the Company since 1989, Chairman of the Board since August 1997 and was Chief Executive Officer and President since June 2000 until October 9, 2001. From 1977 through the sale of substantially all the assets of the Company in September 1999, Mr. Schmitt was the Chairman of the Board, President, Chief Executive Officer and a principal stockholder of The Shur-Good Biscuit Co., Inc., distributor of cookies, crackers and salty snack foods. Mr. Schmitt is also Chairman of the Board and a stockholder of Excellence Alliance Group, Inc., which is privately owned, Vice Chairman of the Board of Miller Buckeye Biscuit Co., which is privately owned, and was the former President of the Biscuit and Cracker Distributor Association. He won the Xavier University Executive Achievement Award in 1993. Mr. Schmitt was also awarded a Papal appointment to the Equestrian Order of the Holy Sepulcher by the Catholic Church in 1995. Mr. Schmitt holds a B.A. in accounting from Xavier University.

           CARL W. PAHAPILL has been the President, Chief Executive Officer and Director of the Company since October 2001. From November 1999 until October 2001, Mr. Pahapill was the President and Chief Executive Officer of HealthyConnect, Inc. and from 1995 through November 1999 was the President and Chief Operating Officer of Med-Emerg International Inc. (Nasdaq Symbol: MDER). From 1994 to 1995, Mr. Pahapill was the Chief Operating Officer of Signature Brands Limited, publicly traded food processing company (Toronto Stock Exchange). From 1984 to 1993, Mr. Pahapill was a Partner at BDO Dunwoody Chartered Accountants. Mr. Pahapill is a senior E-health Strategist and has over 20 years of healthcare experience.

           MARC E. SMITH has been the Executive Vice-President, Operations of the Company since October 2001. From August 2000 until October 2001, Mr. Smith was the Vice-President of Operations of HealthyConnect, Inc. and from August 1999 until August 2000 he served as the General Corporate Counsel of Med-Emerg International Inc. (Nasdaq Symbol: MDER). From October 1998 to August 1999, Mr. Smith was the Vice-President of YFMC Healthcare Inc., a publicly traded physician practice management company. He previously gained professional legal experience in the law firm of Doucet McBride from June 1994 to September 1998, with expertise in the areas of corporate and commercial litigation. Mr. Smith holds a Bachelor of Administration and was called to the Ontario Bar in 1996.

           THOMAS J. GUINAN has been a director since September 1999 and was the Company's Chief Executive Officer and President from September 1999 through June 2000. Mr. Guinan is currently President and Chief Executive Officer of the Mello Buttercup Ice Cream Company. Mr. Guinan has over thirty years of experience in turning around and managing premium branded food companies. He was co-founder and partner of Blazek Associates, which provides consulting and acquisition intermediary services to equity funds. In addition, Mr. Guinan provided consulting services to SMS Brands and served on its advisory board, where he worked closely on the acquisitions of YoFarm Yogurt and Lemon Chill. He also served as the interim CEO and director of both the Cape Cod Potato Chip Company, Inc. and the Frozfruit Company. Mr. Guinan was the COO of the Pinkerton Group, and previously held executive and/or senior management positions at Alberto Culver, PET Inc., Lipton/Unilever, and General Foods. Mr. Guinan holds a B.A. from Manhattan College.

           JOHN H. WYANT has been a director of the Company since December 1997. Mr. Wyant was the founder and has been the managing partner of Blue Chip Venture Company, a venture capital firm with approximately $900 million under management that concentrates on financing companies primarily based in the Western United States, since its inception in 1990. Mr. Wyant also serves as a director of various private companies and two other publicly traded companies, Regent Communications, Inc. and USInternetworking, Inc. Mr. Wyant holds a B.A. in political science from Denison University and a J.D. from Salmon P. Chase College of Law.

           EDWARD R. SOUSA has been a director of the Company since February 1998. Mr. Sousa has been a practicing attorney in New Jersey for more than fourteen years. Mr. Sousa holds a B.A. from Brandeis University and a J.D. from the University of Pennsylvania.

           MICHAEL P. SCHALL has been a director of the Company since February 1999. Since January 14, 2002, Mr. Schall has been Senior Vice-President, Sales and Marketing and Direct Store Delivery (DSD) for Wise Foods, Inc. From December 2000 through January 4, 2002, he had been President and Chief Executive Officer of the B. Manischewitz Company L.L.C. From July 1994 until November 2000, Mr Schall was the President and Chief Executive Officer of Guiltless Gourmet, Inc., a manufacturer and marketer of all-natural snack foods. From 1987 to June 1994, Mr. Schall was President of Strategic Marketing Methods, a marketing consulting firm to the retail and packaged goods industry. From 1985 to 1987, Mr. Schall was Vice President of Marketing and Sales for the grocery products division of Prepared Products Company. From 1980 to 1985, Mr. Schall served in various capacities in brand management for Lawry's Foods, Inc., a subsidiary of Unilever. Mr. Schall holds a B.S. in marketing from California State University and an M.B.A. from the University of Southern California Graduate School of Business.

           ALEXANDER KALPAXIS was elected as a Director of the Company in March 2002 and is also the Chief Technology Architect. Since November 1998, Mr. Kalpaxis has been DynTek Inc.'s (formerly known as TekInsight, Inc.) Chief Technology Officer, Director and since February 2000 its' Chairman of the Board. From April 1997 to October 1998, Mr. Kalpaxis was the Chief Executive Officer and President of Astratek, Inc. From October 1984 to April 1997 Mr. Kalpaxis was the Bankers Trust Chief Technology scientist. Mr. Kalpaxis was a research electrical engineer for Photonics Laser Institute at the City University of New York. He has received several awards, including the Simon Sokin Medal for Excellence in Experimental Physics.

           RUSSELL D. GLASS has been a director of the Company since April 1999 and was so elected pursuant to the terms of the Securities Purchase Agreement by and between the Company and Little Meadow Corp., a company whose sole stockholder is Carl C. Icahn. Mr. Glass is a co-founder of Ranger Partners Limited, an investment management company. From April 1998 to February 2002, Mr. Glass served as President and Chief Investment Officer of Icahn Associates Corp., a diversified investment firm, and as Vice Chairman of Lowestfare.com, Inc., a travel reservations company. Mr. Glass also currently serves as the President and Chief Executive Officer of Cadus Pharmaceutical Corporation, a firm which holds various biotechnology patents. Previously, Mr. Glass had been a partner in Relational Investors LLC, from 1996 to 1998, and in Premier Partners Inc., from 1988 to 1996, firms engaged in investment research and management. From 1984 to 1986, Mr. Glass served as an investment banker with Kidder, Peabody & Co. Previously Mr. Glass has served as a director of Automated Travel Systems, Inc., a software development firm, Lowestfare.com, Inc. and National Energy Group, Inc., an oil and gas exploration and production company; he currently serves as a director of the following companies: Axiom Biotechnology Inc., a developer of pharmacology profiling systems; Cadus Pharmaceutical Corp.; and the A.G. Spanos Corporation, a national real estate developer and owner of the NFL San Diego Chargers Football Club. Mr. Glass holds a B.A. in economics from Princeton University and an M.B.A. from the Stanford University Graduate School of Business.


BOARD COMPOSITION

           At each annual meeting of the Company's stockholders, all of its directors are elected to serve from the time of election and qualification until the next annual meeting of stockholders following election. The exact number of directors is to be determined from time to time by resolution of the board of directors.

           Each officer is elected by, and serves at the discretion of the board of directors. Each of the Company's officers and directors, other than independent directors, devotes his full time to the Company's affairs. The Company's independent directors devote the amount of time to the Company's affairs as is necessary to discharge their duties.

           The board of directors met three times during the year ended December 31, 2001. Each of the directors attended at least 75% of such meetings.

COMMITTEES OF THE BOARD

           The Company's board of directors has an audit committee and a compensation committee.

           The audit committee will make recommendations to the board of directors regarding the independent auditors for the Company, approve the scope of the annual audit activities of the Company's independent auditors, review audit results and will have general responsibility for all of the Company's auditing related matters. Jack Wyant, Michael Schall and Donald C. Schmitt are the audit committee members.

           The compensation committee will review and recommend to the board of directors the compensation structure of the Company's officers and other management personnel, including salary rates, participation in incentive and benefit plans, fringe benefits, non-cash perquisites and other forms of compensation Jack Wyant, Michael Schall and Donald C. Schmitt are the members of the Company's compensation committee.

COMPENSATION OF DIRECTORS

           Through December 31, 2001, each eligible non-employee director received an annual grant of options to purchase 1,500 shares of Common Stock pursuant to the 1994 Formula Stock Option Plan (the "Formula Plan") at an exercise price equal to fair market value on the date of grant and $1,500 per Board meeting attended. The Formula Plan was adopted to provide an incentive for non-employee directors. Non-employee directors who hold more than 5% of the outstanding shares of stock of the Company or who are in control of such a holder are ineligible to receive stock option grants under the Formula Plan. Non-employee directors may also irrevocably elect to be ineligible to receive stock option grants under the Formula Plan. Options to purchase up to 75,000 shares of Common Stock may be granted under the Formula Plan.

           Options are granted under the Formula Plan, without approval or discretion on the part of the Board to non-employee directors as follows: each non-employee director, on the date such non-employee director is elected receives options to purchase 1,500 shares of Common Stock, which vest and become exercisable in three equal installments, one-third on the date of grant and one-third on each of the first and second anniversaries of such grant. Each non-employee director who has been a director of the Company for at least one year and has met certain other requirements receives on January 1 of each year options to purchase an additional 1,500 shares of Common Stock, which vest and become exercisable in two equal installments, one-half on the date of grant and one-half on the first anniversary of such grant. Currently, options to purchase 74,000 shares of Common Stock are outstanding under the Formula Plan at exercise prices ranging between $0.19 and $12.38 per share.

           Effective January 1, 2002, each eligible non-employee director receives an annual grant of options to purchase 12,500 shares of Common Stock outside the stock option plan at an exercise price equal to fair market value on the date of grant and $1,500 per Board meeting attended and $500 per telephonic Board meeting attended.

           All directors are reimbursed for their reasonable out-of pocket expenses incurred in connection with their duties to the Company.

COMPENSATION COMMITTEE INTERLOCKS

For the year ended December 31, 2001, the Compensation Committee consisted of Messrs. Schmitt, Schall and Wyant. None of such Directors was a party to any transaction with the Company which requires disclosure under Item 402 of Regulation S-K.

      EXECUTIVE COMPENSATION

      The following table sets forth, for the fiscal years indicated, certain information concerning the compensation of the Company's Chief Executive Officer and each other most highly compensated executive officers of the Company whose aggregate compensation exceeded $100,000 during the years ended December 31, 2001, December 31, 2000 and December 31, 1999 (collectively, the "Named Executive Officers").

                                                                              Annual Compensation
                                                   --------------------------------------------------------------------------

                 Name and                                                                                  Other Annual
            Principal Position                        Year     Salary ($)              Bonus ($)         Compensation ($)
      --------------------------------             -------------------------        -----------------  ----------------------

Carl W. Pahapill                                      2001          56,250(2)              -                     -
      President, Chief Executive Officer              2000          -                      -                     -
        and Director                                  1999          -                      -                     -

Donald C. Schmitt                                     2001          -                      -                 50,000(4)
      Chairman and Chief Financial Officer            2000          -                      -                 38,500(5)
                                                      1999          -                      -                     -


     (1) Although the officers receive certain perquisites, the value of such perquisites for any officer did not exceed the lesser of $50,000 or 10% of the officer's salary and bonus, except as set forth in the table above

     (2) On October 9, 2001, Mr. Pahapill became President and Chief Executive Officer of the Company at an annual salary of $225,000.

     (3) Although Mr. Schmitt was not named CEO during 2001, he fulfilled such role from January 1, 2001 through October 8, 2001.

     (4)   Annual Chairman's fee.

     (5) On 5/30/00, the board of directors approved the issuance of 25,000 shares of common stock with an aggregate market value of $15,625 in consideration of services rendered to the Company.


EMPLOYMENT AGREEMENTS

           The Company has an employment agreement with Carl Pahapill. The agreement for Mr. Pahapill has a term of two years commencing April 1, 2001 and automatically renews for additional one year terms unless terminated by either the Company or the employee. The agreement provides for a $225,000 salary for the first year, $250,000 for the second year and a percentage bonus based on the operating profits of the Company.

           The Company has an employment agreement with Marc E. Smith. The agreement for Mr. Smith has a term of two years commencing April 1, 2001 and automatically renews for additional one year terms unless terminated by either the Company or the employee. The agreement provides for a $100,000 salary for the first year, $130,000 for the second year and a percentage bonus based on the operating profits of the Company.


OPTION GRANTS

The following table shows stock options granted to the named executive officers during 2001:

                        Option Grants in Last Fiscal Year

                                     Individual Grants                                              Potential Realizable Value
---------------------------------------------------------------------------------------------
                                             % of Total                                                 at Assumed Annual
                            Number of         Options                                                  Rates of Stock Price
                            Securities       Granted to        Exercise                                    Appreciation
                            Underlying       Employees          or Base                                  for Option Term
                                                                                             --------------------------------------
                             Options         in Fiscal           Price         Expiration
          Name             Granted (#)          Year           ($/Share)          Date              5% ($)             10% ($)
-----------------------------------------------------------------------------------------------------------------------------------

Carl W. Pahapill             225,000          28.7%             $ 0.75         Oct-08-11       $ 105,750.00        $ 267,750.00


AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES TABLE

           No stock options were exercised by the Named Executive Officers during the year ended December 31, 2001. The following table sets forth certain information regarding unexercised options held by each of the Named Executive Officers at December 31, 2001.

                                   Number of Securities                      Value of Unexercised
                                  Underlying Unexercised                         In-The-Money
                                      Options Held at                           Options Held at
                                   December 31, 2001 (#)                   December 31, 2001 ($)(1)
                        -------------------------------------------- --------------------------------------

          Name              Exercisable         Unexercisable          Exercisable       Unexercisable
-------------------------------------------------------------------  --------------------------------------

Carl W. Pahapill                 -                         225,000         -0-                -0-

     (1) Based on the closing bid price of the Company's common stock of $0.42 on December 31, 2001.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

           The following table sets forth certain information with respect to the beneficial ownership of Common Stock of the Company as of August 5, 2002 for: (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each of the officers and directors of the Company; and (iii) all officers and directors as a group.

                                               Shares
                                            Beneficially             Percent of
                                             Owned (2)               Class (2)
                                            ---------------       --------------
                 Name and Address (1)

    Donald C. Schmitt (3)                          424,750              3.5%
    Carl W. Pahapill (4)                           684,249              5.7%
    Marc E. Smith (5)                              309,218              2.6%
    Thomas J. Guinan (6)                            64,000               *
    John H. Wyant (7)                               78,750               *
    Edward R. Sousa (8)                             70,000               *
    Michael P. Schall (9)                           67,000               *
    Alex Kalpaxis                                      -0-               *
    Russell D. Glass (10)                           67,000               *
    Little Meadow Corp. (11)                     2,440,978             19.8%

    All directors and officers as a group        1,764,967             14.0%
    (9 persons) (3)-(10)

*Less than one percent (1%) of outstanding Common Stock.

     (1) Except as otherwise indicated, the address for each of the named individuals is c/o Next Generation Technology Holdings, Inc., 33 City Centre Drive, Ste 364, Mississauga, Ontario, Canada L5B 2N5
     (2) Except as otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. Pursuant to the rules and regulations of the Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of warrants or options are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
     (3) Includes: (i) 25,000 shares of Common Stock issuable upon exercise of options exercisable through November 8, 2004, at a price of $6.00 per share; (ii) 37,500 shares of Common Stock issuable upon exercise of options exercisable through August 4, 2004 with respect to 6,500 shares, through December 31, 2004 with respect to 1,500 shares, through December 31, 2005 with respect to 1,500 shares, through December 31, 2006 with respect to 1,500 shares, through December 17, 2007 with respect to 25,000 shares and through December 31, 2007 with respect to 1,500 shares, all at a price of $6.00 per share; (iii) 1,500 shares of Common Stock issuable upon exercise of options exercisable through December 31, 2008, at a price of $12.375 per share; (iv) 1,500 shares of Common Stock issuable upon exercise of options exercisable through December 31, 2009 at a price per share of $1.50; (v) 70,000 shares of Common Stock issued in February 2001 upon conversion of 17,500 shares of Series A Preferred Stock, of which 5,000 shares of Series A Preferred Stock are held by an IRA for the benefit of Mr. Schmitt, and 5,000 shares of Series A Preferred Stock are held by an IRA for the benefit of Mr. Schmitt's wife, and 7,500 shares of Series A Preferred Stock held by a trust for the benefit of Miss Ruth Schmitt of which Mr. Schmitt is custodian; (vi) 1,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2011 at a price of $0.19 per share; (vii) 12,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2012 at a price of $0.41 per share; and (viii) 150,000 shares of Common Stock issuable upon exercise of options exercisable through August 2011 at a price of $0.74 per share. Excludes (i) 74,150 shares of Common Stock held by Donald Schmitt's adult children, of which shares Mr. Schmitt disclaims beneficial ownership; (ii) 115,000 shares of Common Stock issued in February 2002 upon conversion of 28,750 shares of Series A Preferred Stock, held by Mr. Schmitt's adult children and his sister of which shares Mr. Schmitt disclaims beneficial ownership; and (iii) 60,000 shares of Common Stock issuable upon exercise of options exercisable through October 8, 2011.

     (4) Includes 12,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2012 at a price of $0.41 per share. Does not include 225,000 shares of Common Stock issuable upon exercise of options exercisable through October 8, 2011.
     (5) Does not include 100,000 shares of Common Stock issuable upon exercise of options exercisable through October 8, 2011.
     (6) Consists of (i) 1,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2011 at a price of $0.19 per share; (ii) 50,000 shares of Common Stock issuable upon exercise of options exercisable through August 2011 at a price of $0.74 per share; and (iii) 12,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2012 at a price of $0.41 per share.
     (7) Consists of (i) 10,250 shares of Common Stock issuable upon exercise of options exercisable through August 14, 2004 with respect to 6,500 shares, through December 31, 2004 with respect to 1,500 shares through December 31, 2005 with respect to 750 shares and through December 21, 2007 with respect to 1,500 shares, all at a price of $6.00 per share; (ii) 1,500 shares of Common Stock issuable upon exercise of options exercisable through December 31, 2008, at a price of $12.375 per share; (iii) 1,500 shares of Common Stock issuable upon exercise of options through December 31, 2009 at a price of $1.50 per share; (iv)1,500 shares of Common Stock issuable upon exercise of options through December 31, 2010 at a price of $0.625 per share; (v) 1,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2011 at a price of $0.19 per share; (vi) 50,000 shares of Common Stock issuable upon exercise of options exercisable through August 2011 at a price of $0.74 per share; and (vii) 12,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2012 at a price of $0.41 per share.
     (8) Consists of: (i) 3,000 shares of Common Stock issuable upon exercise of options exercisable through March 24, 2009 at a price of $10.25 per share; (ii) 1,500 shares of Common Stock issuable upon exercise of options through December 31, 2009 at a price per share of $1.50 per share; (iii) 1,500 shares of Common Stock issuable upon exercise of options through December 2010 at a price of $0.625 per share; (iv) 1,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2011 at a price of $0.19 per share;
           (v) 50,000 shares of Common Stock issuable upon exercise of options exercisable through August 2011 at a price of $0.74 per share; and
           (vi) 12,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2012 at a price of $0.41 per share.

     (9) Consists of: (i) 1,500 shares of Common Stock issuable upon exercise of options exercisable through February 10, 2009, at a price of $11.375 per share; (ii) 1,500 shares of common Stock issuable upon exercise options through December 31, 2010 at a price of $0.625 per share; (iii) 1,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2011 at a price of $0.19 per share; (iv) 50,000 shares of Common Stock issuable upon exercise of options exercisable through August 2011 at a price of $0.74 per share; and (v) 12,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2012 at a price of $0.41 per share.
     (10) Consists of: (i) 1,500 shares of Common Stock issuable upon exercise of options exercisable through April 11, 2009, at a price of $10.75 per share; (ii) 1,500 shares of Common Stock issuable upon exercise of options through December 31, 2010 at a price of $0.625 per share;
           (iii) 1,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2011 at a price of $0.19 per share;
           (iv) 50,000 shares of Common Stock issuable upon exercise of options exercisable through August 2011 at a price of $0.74 per share; and
           (v) 12,500 shares of Common Stock issuable upon exercise of options exercisable through January 1, 2012 at a price of $0.41 per share.
     (11) Includes 437,550 shares of Common Stock issuable upon conversion of 35,000 shares of Series B Preferred Stock held by Little Meadow Corp.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

           Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission"). Officers, directors and greater than ten percent stockholders are required by the Commission's regulations to furnish the Company with copies of all Section 16(a) forms they file.

           The Company believes, based solely on review of copies of such forms furnished to the Company, or written representations that no Form 5's were required, that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the year ended December 31, 2001.

CERTAIN TRANSACTIONS

           There were no transaction required to be reported during the fiscal year ended December 31, 2001 between the Company and any of its officers, directors or principal stockholders.

                                   PROPOSAL 2
   RATIFICATION OF THE APPOINTMENT OF GRASSI & CO. AS INDEPENDENT ACCOUNTANTS


Subject to ratification by the shareholders, the Board of Directors has appointed Grassi & Co. as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2002.

AUDIT FEES. Grassi & Co. did not act as the Company's independent auditor for the fiscal year ended December 31, 2001, and therefore did not pay Grassi & Co. any audit fees. Grassi & Co. did however review the financial statements included in the Company's Form 10-QSB for the first quarter of 2002 for which it paid Grassi & Co. approximately $3,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND ALL OTHER FEES. Grassi & Co. did not provide any such services to the Company during the year ended December 31, 2001.

Since Grassi & Co. did not provide any services under the caption "Financial Information Systems Design and Implementation Fees and All Other Fees" the Audit Committee was not required to do an analysis of the maintenance of Grassi & Co.'s independence as the Company's independent auditors.

A representative of Grassi & Co. is expected to be present at the Annual Meeting and will have the opportunity to make a statement, and will be available to answer questions from shareholders.

SHAREHOLDER VOTE REQUIRED

The affirmative vote of the holders of a majority of the Company's common stock represented and voting at the meeting will be required to ratify the Board of Director's selection of Grassi & Co.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL
    TO RATIFY GRASSI & CO. AS THE COMPANY'S INDEPENDENT ACCOUNTANTS FOR THE
                                  ENSUING YEAR.

                                  OTHER MATTERS

There is no reason to believe that any other business will be presented at the Annual Meeting; however, if any other business should properly and lawfully come before the Annual Meeting, the proxies will vote in accordance with their best judgment.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        /s/  Donald C. Schmitt
                                        ---  -----------------
                                        Chairman of the Board
August 16, 2002
Mississauga, Ontario

                    NEXT GENERATION TECHNOLOGY HOLDINGS, INC.
               ANNUAL MEETING OF SHAREHOLDERS--SEPTEMBER 19, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald C. Schmitt, with full power of substitution, proxy to vote all of the shares of Common Stock of the undersigned and with all of the powers the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Next Generation Technology Holdings, Inc., to be held at Fraunces Tavern located at 54 Pearl Street, New York, New York 10004, on September 19, 2002 at 10:30 a.m. local time and at all adjournments thereof, upon the matters specified below, all as more fully described in the Proxy Statement dated August 16, 2002 and with the discretionary powers upon all other matters which come before the meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF NEXT GENERATION TECHNOLOGY HOLDINGS, INC.'S BOARD OF DIRECTORS.

1. To elect the following persons to serve as directors of the Company until the 2002 Annual Meeting of Shareholders.

     -   Donald C. Schmitt     -    Carl W. Pahapill      -   Thomas J. Guinan

     -   John H. Wyant         -    Edward R. Sousa       -    Michael P. Schall

     -   Alex Kalpaxis         -    Russell D. Glass

               |_| FOR ALL NOMINEES |_| WITHHELD FOR ALL NOMINEES

           INSTRUCTION: To withhold authority to vote for any individual, write that nominee's name in the space provided below:


--------------------------------------------------------------------------------

2. To ratify the appointment of Grassi & Co. as the Company's independent accountants for the ensuing year.

                         |_| FOR |_| AGAINST |_| ABSTAIN


3. In their discretion, upon such other matter or matters that may properly come before the meeting, or any adjournments thereof.


                 (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

(CONTINUED FROM OTHER SIDE)

Every properly signed proxy will be voted in accordance with the specifications made thereon. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Meeting and Proxy Statement and hereby revokes any proxy or proxies heretofore given.

Please mark, date, sign and mail your proxy promptly in the envelope provided.

                                           Date:                          , 2002
                                                -------------------------



                                                     (Print name of Shareholder)



                                                     (Print name of Shareholder)



                                                     Signature




                                                     Signature

                                        Number of shares
--------------------------------------------------------------------------------
                                        Note: Please sign exactly as name
                                        appears in the Company's records. Joint
                                        owners should each sign. When signing as attorney, executor or trustee, please give title as such.

      PLEASE MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.